UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-12.

SOVRAN SELF STORAGE, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ANNUAL MEETING OF SHAREHOLDERS OF SOVRAN SELF STORAGE, INC. May 26, 2010 PROXY VOTING INSTRUCTIONS INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any COMPANY NUMBER touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. ACCOUNT NUMBER Vote online/phone until 11:59 PM EST the day before the meeting. MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON — You may vote your shares in person by attending the Annual Meeting. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 26, 2010: The Proxy Statement, Form 10-K for the year ended December 31, 2009 and the Annual Report to Shareholders are available at www.sovranss.com/2010annualmeeting Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20630000000000001000 5 052610 THE DIRECTORS RECOMMEND A VOTE FOR ELECTION OF ALL NOMINEES AND FOR PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm NOMINEES: for fiscal year 2010. FOR ALL NOMINEES O Robert J. Attea O Kenneth F. Myszka 3. In their discretion, the proxies are authorized to vote upon any other matters of O John E. Burns business which may properly come before the meeting, or, any adjournment(s) WITHHOLD AUTHORITY FOR ALL NOMINEES O Anthony P. Gammie thereof. O Charles E. Lannon THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FOR ALL EXCEPT O James R. Boldt COMPANY. (See instructions below) PLEASE MARK, SIGN, DATE & RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please check here if you plan to attend the meeting. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.